UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 2, 2005
PINNACLE FINANCIAL PARTNERS, INC.

Tennessee	000-31225	62-1812853

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
211 Commerce Street, Suite 300, Nashville, Tennessee 37201
(615) 744-3700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1 POWERPOINT PRESENTATION

Item 7.01. Regulation FD Disclosure.
      On November 2, 2005, Pinnacle Financial Partners, Inc. will present the information that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, to current and potential institutional investors.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements. None

(b)	Pro Forma Financial Information. None

(c)	Exhibits.
99.1	PowerPoint Presentation dated November 2005

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2005	PINNACLE FINANCIAL PARTNERS, INC.
	By:	/s/ Harold Carpenter
		Name:	Harold Carpenter
		Title:	Chief Financial Officer